Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Senticore, Inc. (fka Hojo Holdings,
Inc.) a Delaware corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the
"Report"), I, Carl Gessner, President of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/Carl Gessner
Carl Gessner
CEO & Acting CFO

August 28, 2003